Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP Real Estate Portfolio
September 30, 2024
VIPRE-NPRT3-1124
1.808791.120
Common Stocks - 99.5%
	Shares	Value ($)
UNITED STATES - 99.5%
Real Estate - 99.5%
Health Care REITs - 10.0%
Ventas Inc	404,310	25,928,400
Welltower Inc	111,600	14,288,148
		40,216,548
Hotel & Resort REITs - 2.3%
Ryman Hospitality Properties Inc	85,400	9,158,296
Industrial REITs - 13.6%
Americold Realty Trust Inc	271,600	7,678,132
EastGroup Properties Inc	45,800	8,556,356
Prologis Inc	245,729	31,030,658
Terreno Realty Corp	116,000	7,752,280
		55,017,426
Office REITs - 1.3%
Douglas Emmett Inc	300,100	5,272,757
Real Estate Management & Development - 8.3%
CBRE Group Inc Class A (a)	211,200	26,290,176
Compass Inc Class A (a)	330,600	2,019,966
CoStar Group Inc (a)	69,700	5,258,168
		33,568,310
Residential REITs - 14.2%
Equity LifeStyle Properties Inc	148,720	10,609,685
Essex Property Trust Inc	40,348	11,919,606
Invitation Homes Inc	323,800	11,417,188
Mid-America Apartment Communities Inc	73,900	11,742,710
Sun Communities Inc	25,000	3,378,750
UDR Inc	185,000	8,387,900
		57,455,839
Retail REITs - 12.4%
Agree Realty Corp	54,200	4,082,886
Federal Realty Investment Trust	51,700	5,943,949
Macerich Co/The	160,429	2,926,225
NNN REIT Inc	176,900	8,577,881
SITE Centers Corp	158,350	9,580,175
Tanger Inc	324,600	10,770,228
Urban Edge Properties	375,700	8,036,223
		49,917,567
Specialized REITs - 37.4%
American Tower Corp	132,100	30,721,176
Crown Castle Inc	185,200	21,970,276
CubeSmart	339,100	18,253,753
Digital Realty Trust Inc	64,400	10,421,852
Equinix Inc	37,500	33,286,126
Four Corners Property Trust Inc	405,800	11,893,998
Lamar Advertising Co Class A	48,000	6,412,800
Public Storage Operating Co	49,500	18,011,565
		150,971,546
TOTAL REAL ESTATE		401,578,289

TOTAL COMMON STOCKS (Cost $297,630,076)		401,578,289

Money Market Funds - 0.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b) (Cost $3,862,431)	4.89	3,861,659	3,862,431

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $301,492,507)	405,440,720
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(1,732,884)
NET ASSETS - 100.0%	403,707,836

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	1,955,778	44,486,242	42,579,556	82,960	(33)	-	3,862,431	0.0%
Fidelity Securities Lending Cash Central Fund	-	10,381,459	10,381,459	4,745	-	-	-	0.0%
Total	1,955,778	54,867,701	52,961,015	87,705	(33)	-	3,862,431

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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